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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02239


                             Pioneer Interest Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2003 through December 31, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.

 PIONEER
                                     -------
                                    INTEREST
                                     SHARES

                                     Annual
                                     Report

                                    12/31/03

                              [LOGO] PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                              1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    4
Schedule of Investments                            7
Financial Statements                              15
Notes to Financial Statements                     19
Report of Independent Auditors                    23
Results of Shareowners Meeting                    24
Trustees, Officers and Service Providers          25
Retirement Plans from Pioneer                     32
Programs and Services for Pioneer Shareowners     34

Pioneer Interest Shares
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The nation's stock markets snapped back dramatically last year, following a prolonged period of weakness. As it became clear that the war would not be a long-term economic burden and that the U.S. economy was expanding at a convincing pace, investors left safer havens like Treasury securities to seek better returns elsewhere. The result was a powerful uptrend that began in March and was intact at year-end.

Led by smaller-capitalization issues, stocks of all sizes across a range of industries shared in the broad-based rally that saw major market indices rise for the first time since 1999. Technology issues were the biggest beneficiaries, as positive economic data suggested that increased capital outlays were imminent. Corporate bonds also recorded strong returns, with the sharpest gains coming in lower quality bonds whose issuers rely on economic growth to expand earnings. Overseas, emerging market equities were standout performers as bonds and stocks advanced in many global markets, thanks in part to currency gains versus the sagging U.S. dollar.

Here at home, strong economic stimulants, including lower taxes and historically low interest rates, had the desired effect, with domestic GDP growth coming in at 8.2% in the third quarter. A striking increase in worker productivity provided a boost to corporate profits and manufacturing activity rose broadly. But the failure of the economy to consistently create jobs remained a troublesome concern as the new year began.

Markets may segment

Last year's across-the-board strength is unusual and unlikely to continue for long. Eventually, the markets should revert to historic form, favoring some sectors and shunning others, depending on the prospects for each industry or investment type. Under those more typical conditions, deciding which investments to own more of, or where to cut exposure, can be challenging. Fortunately, it's also an area in which the guidance of an experienced investment professional can be most valuable.

A few words on fund industry developments

You may have read or seen media reports alleging failure by some mutual fund companies to comply with various industry rules or internal policies relating to excessive trading and late trading of mutual fund shares. We recognize and share with the investing public and our industry the concerns raised by these matters. The prospectuses for the Pioneer Funds describe the funds' policies regarding excessive trading and the time by which orders for fund shares must be placed to receive that day's price. Pioneer's internal procedures are designed to detect activities that are inconsistent with these policies.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Interest Shares
PORTFOLIO SUMMARY 12/31/03

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

U.S. Government & Agency Obligations            49.5%
AA                                               0.4%
A                                                1.2%
BBB                                             29.8%
BB                                               9.2%
B & Lower                                        9.2%
Commercial Paper                                0.17%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

0-1 Years                                       1.9%
1-3 Years                                      40.6%
3-4 Years                                      12.9%
4-6 Years                                      18.7%
6-8 Years                                      18.3%
8+ Years                                        7.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

 1.   Government National Mortgage Association, 6.0%, 3/15/33     3.70%
 2.   Federal National Mortgage Association, 6.0%, 7/01/33        2.77
 3.   Colorado Interstate Gas Co., 10.0%, 6/15/05                 2.29
 4.   U.S. Treasury Notes, 3.5%, 1/15/11                          2.00
 5.   Government National Mortgage Association, 6.5%, 12/01/31    1.68
 6.   Government National Mortgage Association, 5.5%, 9/15/33     1.64
 7.   Government National Mortgage Association, 5.5%, 7/15/33     1.59
 8.   Bowater, Inc., 9.375%, 12/15/21                             1.49
 9.   U.S. Treasury Bonds, 8.125%, 8/15/19                        1.46
10.   Federal National Mortgage Association, 6.5%, 2/1/33         1.44

This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Interest Shares
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share        12/31/03   12/31/02
                                 $12.58     $12.22

Market Price per Share     12/31/03   12/31/02
                           $11.53     $11.23

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 12/31/03)       Dividends   Capital Gains   Capital Gains
                          $0.68       $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Interest Shares, compared to that of the Lehman Brothers Aggregate Bond Index.

-----------------------------------------
Average Annual Total Returns
(as of December 31, 2003)

             Net Asset    Public Offering
Period         Value          Price*
10 Years       6.36%         6.11%
5 Years        5.30          4.24
1 Year         8.40          8.91
-----------------------------------------

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment+


                                 Lehman
                                Brothers
                                Aggregate
Date               Value       Bond Index

12/31/1993        $10,000       $10,000
                   $9,670        $9,708
12/31/1995        $11,348       $11,502
                  $12,046       $11,919
12/31/1997        $13,384       $13,070
                  $14,333       $14,206
12/31/1999        $14,051       $14,089
                  $15,106       $15,727
12/31/2001        $16,149       $17,055
                  $17,095       $18,804
12/31/2003        $18,581       $19,576

The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Interest Shares
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/03
--------------------------------------------------------------------------------

Gains in the domestic corporate bond market in 2003, especially in the high-yield sector, helped support strong performance by Pioneer Interest Shares. In the following discussion, Kenneth J. Taubes details the factors that influenced Interest Shares' performance during the twelve months ended December 31, 2003. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Fund.

Q:   How did the Fund perform during the 12 months ended December 31, 2003?

A: The Fund performed very well, outperforming its market benchmark and providing competitive income. For the 12 months, Interest Shares had a total return of 8.69% at net asset value and 8.40% at market price. In comparison, the Lehman Brothers Aggregate Bond Index returned 4.67%. The Fund's 30-day SEC yield was 5.02%.

Q: What was the investment environment for fixed-income securities in the United States during 2003?

A: Early in the year, the combination of rising expectations of an economic recovery and falling interest rates tended to support the performance of corporate bonds as well as of Treasuries and other high-grade securities. The top performing area during the first six months was the high yielding, corporate bond sector. Mortgage-backed securities lagged the other categories because of rising prepayments as homeowners refinanced their homes. However, even mortgages delivered positive returns. Corporate securities, especially high yield bonds, continued to outperform other fixed-income categories during the second half of the year as investors became increasingly confident that economic growth finally was beginning to accelerate and that corporate profits were on the rise. However, market interest rates began to creep up and erode the prices of high quality securities. As a result, Treasuries and government agency bonds performed relatively weakly in the second half of the year, while mortgages continued to post positive returns.

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   What were your principal strategies, and how did they affect performance?

A: We emphasized corporate bonds, including high-yield issues, throughout the year, and this was a major factor driving Fund performance during a period of rising expectations for an industrial recovery. During the second half of the year, as investment- grade corporates began to look more expensive, we began to shift some assets away from higher-rated corporate bonds and into mortgage-backed issues, where we saw a more favorable outlook as prepayment risks began to decline. At the end of 2003, we had 49% of Fund assets invested in corporate securities, including 18.4% in high-yield bonds. We allocated 45% to mortgage-backed securities, a substantial increase from the 26% weighting for the sector at mid-year. Within our mortgage holdings, we emphasized Ginnie Mae securities over Freddie Mac and Fannie Mae. Ginnie Mae securities are fully insured by the federal government, and the yield differences among the different issuers were minimal.

     Overall, average credit quality of the portfolio was A, as measured by credit rating agency Standard & Poor's.

     To guard against the increased risk of rising interest rates, we shortened the Fund's price sensitivity to interest rate fluctuations by lowering the duration to 4.44 years, compared to 4.80 years on June 30. Earlier in the year, when interest rates were declining and high-grade bond prices were rising, we maintained an even higher duration.

Q:   What is your investment outlook for fixed-income securities?

A: With the expectation that the economy will continue to recover, we think corporate securities are relatively fairly priced. High-yield bonds should continue to outperform other sectors, but their returns will be more modest than during the past year, with total returns closer to their yields. Mortgage-backed securities should continue to offer positive performance as the risk of mortgage prepayments declines with the stabilization of interest rates. At the same time, Treasury and other high-grade securities appear expensive, with some yields offering very modest earnings after inflation and taxes are considered.

Pioneer Interest Shares

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/03                             (continued)
--------------------------------------------------------------------------------

     We believe it is reasonable to expect moderate returns from corporate bonds and mortgages. As the economy continues to rebound, the possibility increases that interest rates will rise. As a result, we anticipate that we will continue to shorten the Fund's duration, or sensitivity to interest rate changes, to help protect its share price.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03
--------------------------------------------------------------------------------

                S&P/Moody's
  Principal       Ratings
   Amount       (unaudited)                                                       Value
                             ASSET BACKED SECURITIES - 0.9%
                             Diversified Financials - 0.9%
                             Other Diversified Finance Services - 0.9%
$ 806,727      BBB-/Baa2     PF Export Receivables, 6.44%, 6/1/15
                               (144A)                                       $   822,426
                                                                            -----------
                             Total Diversified Financials                   $   822,426
                                                                            -----------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $820,601)                                $   822,426
                                                                            -----------
                             CORPORATE BONDS - 48.6%
                             Energy - 1.5%
                             Oil & Gas Equipment and Services - 1.1%
  500,000      BBB/Baa3      Seacor Smit Inc., 5.875%, 10/1/12              $   511,427
  500,000      BB-/Ba3       Key Energy Services, 8.375%, 3/01/08               535,000
                                                                            -----------
                                                                            $ 1,046,427
                                                                            -----------
                             Oil & Gas Refining Marketing &
                             Transportation - 0.4%
  375,000      BB-/Ba2       Semco Energy Inc., 7.125%, 5/15/08             $   390,469
                                                                            -----------
                             Total Energy                                   $ 1,436,896
                                                                            -----------
                             Materials - 8.3%
                             Commodity Chemicals - 1.6%
  550,000      BBB-/Ba1      Methanex Corp., 8.75%, 8/15/12                 $   613,250
  350,000      BB-/B1        Lyondell Petrochemical Co., 9.875%,
                               5/1/07                                           369,250
  500,000      BB+/Ba2       Nova Chemicals Corp., 7.0%, 5/15/06                527,500
                                                                            -----------
                                                                            $ 1,510,000
                                                                            -----------
                             Diversified Chemical - 0.8%
  700,000      CCC+/Caa1     Huntsman ICI Chemicals, 10.125%,
                               7/1/09                                       $   721,000
                                                                            -----------
                             Diversified Metals & Mining - 1.3%
1,150,000      BBB/Ba1       Kennametal Inc., 7.2%, 6/15/12                 $ 1,219,758
                                                                            -----------
                             Paper Packaging - 1.2%
  600,000      B/B2          Stone Container Corp., 9.75%, 2/1/11           $   663,000
  475,000      BB+/Ba1       Abitibi-Consolidated, Inc., 6.95%,
                               12/15/06                                         497,318
                                                                            -----------
                                                                            $ 1,160,318
                                                                            -----------
                             Paper Products - 1.5%
1,250,000      BB+/Ba1       Bowater Inc., 9.375%, 12/15/21                 $ 1,382,870
                                                                            -----------


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                     (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
  Principal       Ratings
   Amount       (unaudited)                                                     Value
                             Specialty Chemicals - 1.9%
$ 600,000      BB-/B3        Polyone Corp., 8.875%, 5/1/12                $   552,000
  100,000      BBB-/Baa3     Ferro Corp., 7.125%, 4/1/28                       93,920
  950,000      BBB-/Baa3     Ferro Corp., 9.125%, 1/1/09                    1,122,392
                                                                          -----------
                                                                          $ 1,768,312
                                                                          -----------
                             Total Materials                              $ 7,762,258
                                                                          -----------
                             Capital Goods - 5.1%
                             Aerospace & Defense - 0.9%
  300,000      BBB-/Baa3     Precision Castparts Corp., 5.60%,
                               12/15/13 (144A)                            $   301,799
  500,000      BB-/Ba3       L-3 Communication Corp., 7.625%,
                               6/15/12                                        541,875
                                                                          -----------
                                                                          $   843,674
                                                                          -----------
                             Building Products - 0.9%
  800,000      B/B2          NCI Building Systems, Inc., 9.25%,
                               5/1/09                                     $   842,000
                                                                          -----------
                             Electrical Component & Equipment - 1.5%
  500,000      BB-/Ba2       MSW Energy Holdings, 7.375%, 9/1/10
                               (144A)                                     $   522,500
  825,000      BBB-/Ba1      Thomas & Betts, 7.25%, 6/1/13                    849,750
                                                                          -----------
                                                                          $ 1,372,250
                                                                          -----------
                             Industrial Machinery - 1.8%
  850,000      B/B3          JLG Industries Inc., 8.375%, 6/15/12         $   876,562
  850,000      BBB-/Ba1      Timken Co., 5.75%, 2/15/10                       840,243
                                                                          -----------
                                                                          $ 1,716,805
                                                                          -----------
                             Total Capital Goods                          $ 4,774,729
                                                                          -----------
                             Hotels, Restaurants & Leisure - 1.7%
                             Hotels, Resorts & Cruise Lines - 1.7%
1,000,000      BBB-/Ba1      Hilton Hotels, 7.62%, 5/15/08                $ 1,112,500
  450,000      B/B2          John Q Hamons Hotels, 8.875%, 5/15/12            496,125
                                                                          -----------
                                                                          $ 1,608,625
                                                                          -----------
                             Total Hotels, Restaurants & Leisure          $ 1,608,625
                                                                          -----------
                             Media - 3.7%
                             Broadcasting & Cable TV - 2.1%
1,000,000      BBB/Baa3      Comcast Cable Corp., 7.125%, 6/15/13         $ 1,138,705
  750,000      BBB-/Ba2      Rogers Cable Inc., 7.875%, 5/1/12                836,250
                                                                          -----------
                                                                          $ 1,974,955
                                                                          -----------


8  The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
  Principal       Ratings
   Amount       (unaudited)                                                    Value
                             Publishing - 1.6%
$ 280,000      A-/Baa1       Harcourt General Inc., 7.2%, 8/1/27         $   300,627
  910,000      BBB-/Baa3     News America Holdings, 8.5%, 2/23/25          1,137,994
                                                                         -----------
                                                                         $ 1,438,621
                                                                         -----------
                             Total Media                                 $ 3,413,576
                                                                         -----------
                             Retailing - 2.6%
                             Department Stores - 1.1%
1,003,000      BB+/Ba3       J.C. Penney Co., Inc., 8.25%, 8/15/22       $ 1,036,851
                                                                         -----------
                             Distributors - 0.5%
  480,000      B-/B3         Wesco Distribution Inc., 9.125%, 6/1/08     $   496,800
                                                                         -----------
                             Specialty Stores - 1.0%
  850,000      BBB-/Baa3     Toys "R" Us, 7.875%, 4/15/13                $   914,388
                                                                         -----------
                             Total Retailing                             $ 2,448,039
                                                                         -----------
                             Food, Beverage & Tobacco - 1.8%
                             Packaged Foods & Meats - 1.1%
1,000,000      BBB/Baa3      Tyson Foods, Inc., 7.0%, 1/15/28            $   993,077
                                                                         -----------
                             Tobacco - 0.7%
  660,000      BBB/Baa2      Altria Group Inc., 7.0%, 11/4/13            $   704,085
                                                                         -----------
                             Total Food, Beverage & Tobacco              $ 1,697,162
                                                                         -----------
                             Health Care Equipment & Services - 2.4%
                             Health Care Facilities - 1.5%
  500,000      B-/B3         Province Healthcare, 7.5%, 6/1/2013         $   500,000
  890,000      BBB-/Ba1      HCA, Inc., 6.3%, 10/1/12                        917,604
                                                                         -----------
                                                                         $ 1,417,604
                                                                         -----------
                             Health Care Supplies - 0.8%
  750,000      BBB-/Ba1      Bausch & Lomb, 7.125%, 8/1/28               $   761,250
                                                                         -----------
                             Total Health Care Equipment & Services      $ 2,178,854
                                                                         -----------
                             Banks - 2.1%
                             Regional Banks - 0.9%
  750,000      BBB-/Baa3     Hudson United Bank, 7.0%, 5/15/12           $   835,668
                                                                         -----------
                             Thrifts & Mortgage Finance - 1.2%
1,100,000      BBB-/Baa3     Sovereign Bank, 5.125%, 3/15/13             $ 1,092,124
                                                                         -----------
                             Total Banks                                 $ 1,927,792
                                                                         -----------
                             Diversified Financials - 3.8%
                             Consumer Finance - 1.2%
1,000,000      BB+/Baa3      Capital One Financial Corp., 7.125%,
                               8/1/08                                    $ 1,080,388
                                                                         -----------


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                     (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
  Principal       Ratings
   Amount       (unaudited)                                                     Value
                             Other Diversified Finance Services - 1.4%
$ 750,000      A-/Baa3       Brascan Corp., 5.75%, 3/1/10                 $   793,984
  480,000      BBB/Baa2      Power Receivables Finance, 6.29%,
                               1/1/12 (144A)                                  500,496
                                                                          -----------
                                                                          $ 1,294,480
                                                                          -----------
                             Specialized Finance - 1.2%
1,000,000      BBB-/Baa3     GATX Financial Corp., 8.875%, 6/1/09         $ 1,121,890
                                                                          -----------
                             Total Diversified Financials                 $ 3,496,758
                                                                          -----------
                             Insurance - 3.3%
                             Life & Health Insurance - 1.6%
  625,000      B+/B1         Presidential Life Corp., 7.875%, 2/15/09     $   601,563
  900,000      BBB-/Baa3     Provident Companies, 7.0%, 7/15/18               904,622
                                                                          -----------
                                                                          $ 1,506,185
                                                                          -----------
                             Multi-Line Insurance - 0.8%
  750,000      BB-/Ba3       Allmerica Financial Corp., 7.625%,
                               10/15/25                                   $   708,750
                                                                          -----------
                             Reinsurance - 0.9%
  800,000      BBB-/Baa3     Odyssey Re Holdings, 7.65%, 11/1/13          $   835,787
                                                                          -----------
                             Total Insurance                              $ 3,050,722
                                                                          -----------
                             Real Estate - 1.3%
                             Real Estate Mgmt & Development - 1.3%
1,100,000      BB-/Ba3       Forest City Enterprises, 7.625%, 6/1/15      $ 1,167,375
                                                                          -----------
                             Total Real Estate                            $ 1,167,375
                                                                          -----------
                             Technology Hardware & Equipment - 3.1%
                             Communications Equipment - 0.3%
  300,000      B-/Caa1       Lucent Technologies Inc., 5.5%, 11/15/08     $   279,000
                                                                          -----------
                             Computer Hardware - 1.0%
  800,000      BBB-/Baa3     NCR Corp., 7.125%, 6/15/09                   $   892,265
                                                                          -----------
                             Electronic Manufacturing Services - 0.9%
  850,000      BB+/Baa3      Jabil Circuit, Inc., 5.875%, 7/15/10         $   886,610
                                                                          -----------
                             Technology Distributors - 0.9%
  800,000      BBB-/Baa3     Arrow Electronic Inc., 6.875%, 7/1/13        $   852,450
                                                                          -----------
                             Total Technology Hardware & Equipment        $ 2,910,325
                                                                          -----------

10 The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
  Principal       Ratings
   Amount       (unaudited)                                                          Value
                             Telecommunication Services - 2.6%
                             Integrated Telecommunication Services - 1.7%
$ 900,000      BBB+/Baa3     Intl Telecom Satellite, 6.5%, 11/1/13
                               (144A)                                          $   939,054
  600,000      BBB+/Baa2     Telecom Italia S.p.A., 5.25%, 11/15/13
                               (144A)                                              601,195
                                                                               -----------
                                                                               $ 1,540,249
                                                                               -----------
                             Wireless Telecommunication Services - 0.9%
  750,000      BBB/Baa2      AT&T Wireless, 8.125%, 5/1/12                     $   881,963
                                                                               -----------
                             Total Telecommunication Services                  $ 2,422,212
                                                                               -----------
                             Utilities - 5.3%
                             Electric Utilities - 1.8%
  855,000      BBB-/Baa3     Empresa Elec Guacolda SA, 8.625%,
                               4/30/13                                         $   902,674
  450,000      BBB-/Baa3     FLP Energy Amer, 6.639%, 6/20/23
                               (144A)                                              469,136
  350,000      BB-/Ba2       FPL Energy Wind Funding, 6.876%,
                               6/27/17 (144A)                                      350,000
                                                                               -----------
                                                                               $ 1,721,810
                                                                               -----------
                             Multi-Utilities & Unregulated Power - 3.4%
2,000,000      B/B1          Colorado Interstate Gas Co., 10.0%,
                               6/15/05                                         $ 2,125,000
  500,000      B/B3          Illinova Corp., 7.5%, 6/15/09                         550,000
  200,000      B/B1          Reliant Resources, 9.25%, 7/15/10
                               (144A)                                              212,000
  250,000      B/B1          Reliant Resources, Inc., 9.5%, 7/15/13
                               (144A)                                              267,500
                                                                               -----------
                                                                               $ 3,154,500
                                                                               -----------
                             Total Utilities                                   $ 4,876,310
                                                                               -----------
                             TOTAL CORPORATE BONDS
                             (Cost $42,634,307)                                $45,171,633
                                                                               -----------
                             U.S. GOVERNMENT AGENCY AND
                             TREASURY OBLIGATIONS - 49.8%
                             Government - 49.8%
   79,428      AAA/Aaa       Federal Home Loan Bank, 7.0%,
                               11/01/30                                        $    84,038
  500,000      AAA/Aaa       Federal Home Loan Mortgage Corp., TBA
                               30 Years                                            516,563
  281,427      AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%,
                               2/1/33                                              290,942


   The accompanying notes are an integral part of these financial statements. 11

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                     (continued)
--------------------------------------------------------------------------------

                  S&P/Moody's
   Principal        Ratings
    Amount        (unaudited)                                                   Value
$ 1,108,343      AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%,
                                 11/1/33                                  $ 1,166,574
    880,521      AAA/Aaa       Federal National Mortgage Association,
                                 5.5%, 6/01/33                                892,434
  3,385,644      AAA/Aaa       Federal National Mortgage Association,
                                 6.0%, 2/1/32-2/1/33                        3,501,149
  3,720,674      AAA/Aaa       Federal National Mortgage Association,
                                 6.0%, 5/1/33-7/1/33                        3,847,751
    999,137      AAA/Aaa       Federal National Mortgage Association,
                                 6.0%, 9/15/33                              1,033,262
  2,870,203      AAA/Aaa       Federal National Mortgage Association,
                                 6.5%, 1/1/31-2/1/33                        3,002,083
    311,716      AAA/Aaa       Federal National Mortgage Association,
                                 7.0%, 12/01/31                               330,046
    998,520      AAA/Aaa       Government National Mortgage
                                 Association, 4.5%, 10/15/33                  956,583
  1,732,438      AAA/Aaa       Government National Mortgage
                                 Association, 5.0%, 9/15/33                 1,718,471
  3,254,439      AAA/Aaa       Government National Mortgage
                                 Association, 5.5%, 6/15/33-7/15/33         3,312,006
  2,518,489      AAA/Aaa       Government National Mortgage
                                 Association, 5.5%, 8/15/33-9/15/33         2,563,036
  3,162,034      AAA/Aaa       Government National Mortgage
                                 Association, 6.0%, 3/15/17-9/15/32         3,303,681
  3,826,559      AAA/Aaa       Government National Mortgage
                                 Association, 6.0%, 1/15/33-3/15/33         3,980,340
  4,116,775      AAA/Aaa       Government National Mortgage
                                 Association, 6.0%, 3/15/33                 4,281,128
  1,303,837      AAA/Aaa       Government National Mortgage
                                 Association, 6.0%, 4/15/33-9/15/33         1,356,235
  2,575,069      AAA/Aaa       Government National Mortgage
                                 Association, 6.5%, 5/15/29-5/15/33         2,702,647
  1,961,490      AAA/Aaa       Government National Mortgage
                                 Association, 7.0%, 8/15/28-10/15/31        2,091,644
    671,434      AAA/Aaa       Government National Mortgage
                                 Association II, 7.0%, 1/20/29                713,437
    450,000      AAA/Aaa       U.S. Treasury Bonds, 7.875%, 2/15/21           598,729
  1,000,000      AAA/Aaa       U.S. Treasury Bonds, 8.125%, 8/15/19         1,350,781
    800,000      AAA/Aaa       U.S. Treasury Notes, 3.0%, 7/15/12             898,314
  1,550,000      AAA/Aaa       U.S. Treasury Notes, 3.5%, 1/15/11           1,853,445
                                                                          -----------
                                                                          $46,345,319
                                                                          -----------

12 The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/Moody's
 Principal       Ratings
   Amount      (unaudited)                                              Value
                            TOTAL U.S. GOVERNMENT AGENCY AND
                            TREASURY OBLIGATIONS
                            (Cost $45,501,818)                    $46,345,319
                                                                  -----------
                            MUNICIPAL BONDS - 0.4%
                            Government - 0.4%
 $385,000     A/Aa3         Tobacco Settlement Authority Iowa,
                              6.79%, 6/1/10                       $   390,117
                                                                  -----------
                            TOTAL MUNICIPAL BONDS
                            (Cost $385,000)                       $   390,117
                                                                  -----------

   Shares                                                       Value
               TEMPORARY CASH INVESTMENTS - 2.0%
               Security Lending Collateral - 2.0%
 1,864,969     Securities Lending Investment Fund,
                 1.02%                                    $ 1,864,969
                                                          -----------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $1,864,969)                          $ 1,864,969
                                                          -----------
               TOTAL INVESTMENT IN SECURITIES - 101.7%
               (Cost $91,206,694) (a) (b) (c)             $94,594,464
                                                          -----------
               OTHER ASSETS AND LIABILITIES - (1.7)%      $(1,580,782)
                                                          -----------
               TOTAL NET ASSETS - 100.0%                  $93,013,682
                                                          -----------

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transition exempt from registration. At December 31, 2003, the value of these securities amounted to $4,986,106 or 5.36% of total net assets.

TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus or minus 2.5%) principal amount and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

(a) At December 31, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $91,408,925 was as follows:

          Aggregate gross unrealized gain for all investments in which there
          is an excess of value over tax cost                                    $ 3,465,590

          Aggregate gross unrealized loss for all investments in which there
          is an excess of tax cost over value                                       (280,051)
                                                                                 -----------
          Net unrealized gain                                                    $ 3,185,539
                                                                                 -----------


   The accompanying notes are an integral part of these financial statements. 13

Pioneer Interest Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                     (continued)
--------------------------------------------------------------------------------

(b) At December 31, 2003, the Fund had a capital loss carryforward of $6,733,046 of which the following amounts, will expire between 2004 and 2011, if not utilized.

     $  270,479 in 2004
     $4,122,424 in 2008
     $  887,544 in 2009
     $1,200,417 in 2010
     $  252,182 in 2011

(c) The Fund elected to defer approximately $276,056 of capital losses recognized between November 1, 2003 and December 31, 2003 to its fiscal year ending December 31, 2004.

     Purchases and sales of securities (excluding temporary cash invest-
     ments) for the year ended December 31, 2003 were as follows:
                                                                            Purchases          Sales
   Long-term U.S. Government                                               $41,112,251      $21,114,708
   Other Long-term Securities                                              $24,895,873      $43,131,047


14 The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/03
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned
     of $1,821,409) (cost $91,206,694)                     $94,594,464
  Cash                                                       1,122,403
  Interest receivable                                          981,899
  Other                                                          2,780
                                                           -----------
       Total assets                                        $96,701,546
                                                           -----------
LIABILITIES:
  Payables -
     Investment securities purchased                       $ 1,683,448
     Upon return of securities loaned                        1,864,969
  Due to affiliates                                             74,060
  Accrued expenses                                              65,387
                                                           -----------
       Total liabilities                                   $ 3,687,864
                                                           -----------

NET ASSETS:
  Paid-in capital                                          $96,529,816
  Accumulated undistributed net investment income              258,784
  Accumulated net realized loss on investments              (7,162,688)
  Net unrealized gain on investments                         3,387,770
                                                           -----------
       Total net assets                                    $93,013,682
                                                           ===========

NET ASSET VALUE PER SHARE:
(50,000,000 shares authorized)
  7,395,027 fund shares outstanding                        $     12.58
                                                           ===========


   The accompanying notes are an integral part of these financial statements. 15

Pioneer Interest Shares

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/03

INVESTMENT INCOME:
  Interest                                                    $5,926,583
  Income from securities loaned, net                               4,330
                                                              ----------
     Total investment income                                                   $5,930,913
                                                                               ----------
EXPENSES:
  Management fees                                             $  523,412
  Transfer agent fees                                            109,133
  Administrative fees                                             37,500
  Custodian fees                                                  16,243
  Professional fees                                               58,379
  Printing                                                        42,264
  Fees and expenses of nonaffiliated trustees                      9,197
  Miscellaneous                                                   32,884
                                                              ----------
     Total expenses                                                            $  829,012
                                                                               ----------
       Net investment income                                                   $5,101,901
                                                                               ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                             $ (209,731)
  Change in net unrealized gain on investments                                  2,815,775
                                                                               ----------
     Net gain on investments                                                   $2,606,044
                                                                               ----------
     Net increase in net assets resulting from operations                      $7,707,945
                                                                               ==========


16 The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 12/31/03 and 12/31/02

                                                         Year Ended         Year Ended
                                                          12/31/03           12/31/02
FROM OPERATIONS:
Net investment income                                   $ 5,101,901        $ 6,468,370
Net realized loss on investments                           (209,731)        (1,172,825)
Change in net unrealized gain on investments              2,815,775           (164,311)
                                                        -----------        -----------
  Net increase in net assets resulting
     from operations                                    $ 7,707,945        $ 5,131,234
                                                        -----------        -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income ($0.68 and $0.81 per
  share, respectively)                                  $(5,028,591)       $(5,989,943)
                                                        -----------        -----------
  Total distributions to shareowners                    $(5,028,591)       $(5,989,943)
                                                        -----------        -----------
  Net increase (decrease) in net assets                 $ 2,679,354        $  (858,709)
NET ASSETS:
Beginning of year                                        90,334,328         91,193,037
                                                        -----------        -----------
End of year (including accumulated undistributed/
  (distributions in excess of) net investment income
  (loss) of $258,784 and $(133,181), respectively)      $93,013,682        $90,334,328
                                                        ===========        ===========


   The accompanying notes are an integral part of these financial statements. 17

Pioneer Interest Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Year Ended    Year Ended     Year Ended   Year Ended   Year Ended
                                                           12/31/03      12/31/02      12/31/01(a)   12/31/00     12/31/99
Net asset value, beginning of period                        $ 12.22      $ 12.33         $ 12.36      $ 12.39      $ 13.62
                                                            -------      -------         -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.69      $  0.82         $  0.85      $  0.93      $  0.96
 Net realized and unrealized gain (loss) on investments        0.35        (0.12)          (0.01)       (0.03)       (1.24)
                                                            -------      -------         -------      -------      -------
   Net increase (decrease) from investment operations       $  1.04      $  0.70         $  0.84      $  0.90      $ (0.28)
Distributions to shareowners:
 Net investment income                                        (0.68)       (0.81)          (0.87)       (0.93)       (0.95)
                                                            -------      -------         -------      -------      -------
Net increase (decrease) in net asset value                  $  0.36      $ (0.11)        $ (0.03)     $ (0.03)     $ (1.23)
                                                            -------      -------         -------      -------      -------
Net asset value, end of period                              $ 12.58      $ 12.22         $ 12.33      $ 12.36      $ 12.39
                                                            =======      =======         =======      =======      =======
Market value, end of period                                 $11.530      $11.230         $11.400      $11.250      $10.250
Total return*                                                  8.91%        5.58%(b)        9.13%       19.49%      (17.96)%
Ratio of net expenses to average net assets+                   0.90%        0.84%           0.92%        0.79%        0.88%
Ratio of net investment income to average net assets+          5.53%        7.15%           6.76%        7.55%        7.28%
Portfolio turnover rate                                          71%          43%             52%          48%          59%
Net assets, end of period (in thousands)                    $93,014      $90,334         $91,193      $91,380      $91,621
Ratios assuming no reduction for fees paid indirectly:
 Net expenses                                                  0.90%        0.84%           0.92%        0.79%        0.88%
 Net investment income                                         5.53%        7.15%           6.76%        7.55%        7.28%

* Total investment return is calculated assuming a purchase of shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
+    Ratios assuming no reduction for fees paid indirectly.
(a) On January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.85% to 6.76%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
(b) Previously reported 2.40% which is based on net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.


18 The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Interest Shares (the Fund), a Delaware business Trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. All discounts/premiums are accreted/amortized for financial reporting purposes over the life of the respective securities. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Amortization and accretion or premium or discount on debt securities is included in interest income. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Inter-

Pioneer Interest Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03                               (continued)
--------------------------------------------------------------------------------

     nal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions paid during the years ended December 31, 2003 and 2002 were as follows:

--------------------------------------------------------------------------------
                                                        2003            2002
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                      $5,028,591      $5,989,943
Long-term capital gain                                        -               -
                                                     ----------      ----------
Total                                                $5,028,591      $5,989,943
                                                     ----------      ----------
--------------------------------------------------------------------------------

     The following shows components of accumulated losses on a fed eral income tax basis at December 31, 2003.

--------------------------------------------------------------------------------
                                                                        2003
--------------------------------------------------------------------------------
Undistributed ordinary income                                       $   307,429
Capital loss carryforward                                            (6,733,046)
Unrealized appreciation                                               3,185,539
                                                                    -----------
 Total                                                              $(3,240,078)
                                                                    -----------
--------------------------------------------------------------------------------

     At December 31, 2003 the Fund has reclassified $235,870 to increase accumulated undistributed net investment income, $2,002,901 to decrease accumulated net realized loss on investments and $2,238,771 to decrease paid in capital. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


C.   Dividend and Distribution Reinvestment Plan

     All shareowners of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange on the Dividend Valuation Date, is computed as follows: (a) if the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time by notifying Mellon Investor Services LLC, the agent for shareowners in administering the Plan (the "Plan Agent"), prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareowners are recorded as of the Dividend Valuation Date. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the plan.

D.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives

Pioneer Interest Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03                               (continued)
--------------------------------------------------------------------------------

     collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's Custodian.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2003, $53,923 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with ChaseMellon Shareholder Services, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $20,137 in transfer agent fee due from PIMSS at December 31, 2003.

Pioneer Interest Shares

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Interest Shares:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Interest Shares (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 15, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 17, 2004

Pioneer Interest Shares

--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On July 25, 2003, Pioneer Interest Shares held its annual meeting of shareowners to elect trustees and to vote on a proposal to amend a fundamental investment policy. All trustees were elected, and the proposal was approved. Here are the detailed results of the votes.

Proposal 1 - To elect trustees.

Nominee                Affirmative     Withheld
-------                -----------     --------
J.F. Cogan, Jr.         4,427,755      602,841
O. M. Hood              4,421,688      608,909
M.K. Bush               4,418,002      612,594
Dr. R. H. Egdahl        4,424,496      606,110
M.B.W. Graham           4,427,306      603,290
M.A. Piret              4,425,540      605,056
S.K. West               4,426,535      604,061
J. Winthrop             4,425,765      604,831

Proposal 2 - To amend a fundamental investment policy that would permit greater flexibility investing cash and cash equivalents.

Affirmative      Against     Abstain
-----------      -------     -------
3,599,214        900,057     143,227

Pioneer Interest Shares

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name and Age                   Positions Held With the Fund   Term of Office and Length of Service
John F. Cogan, Jr. (77)*       Chairman of the Board,         Since 1993.
                               Trustee and President          Serves until a successor trustee is
                                                              elected or earlier retirement or removal.


*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

--------------------------------------------------------------------------------------------------------
Osbert M. Hood (51)**          Trustee and
                               Executive Vice President


**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address          Positions Held With the Fund   Term of Office and Length of Service
Mary K. Bush (55)              Trustee                        Since 1997.
3509 Woodbine Street,                                         Serves until a successor trustee is
Chevy Chase, MD 20815                                         elected or earlier retirement or removal.

--------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (77)   Trustee                        Since 1993.
Boston University Healthcare                                  Serves until a successor trustee is
Entrepreneurship Program,                                     elected or earlier retirement or removal.
53 Bay State Road,
Boston, MA 02215

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                 Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset      Director of Harbor Global Company,
Management S.p.A. ("PGAM"); Non-Executive Chairman          Ltd.
and a Director of Pioneer Investment Management USA
Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
Director of Pioneer Alternative Investment Management
Limited (Dublin); President and a Director of Pioneer
Alternative Investment Management (Bermuda) Limited
and affiliated funds; President and Director of Pioneer
Funds Distributor, Inc. ("PFD"); President of all of the
Pioneer Funds; and Of Counsel (since 2000, partner
prior to 2000), Hale and Dorr LLP (counsel to PIM-USA
and the Pioneer Funds)

-----------------------------------------------------------------------------------------------------
President and Chief Executive Officer, PIM-USA since        None
May, 2003 (Director since January, 2001); President
and Director of Pioneer since May, 2003; Chairman
and Director of Pioneer Investment Management
Shareholder Services, Inc. ("PIMSS") since May, 2003;
Executive Vice President of all of the Pioneer Funds
since June, 2003; Executive Vice President and Chief
Operating Officer of PIM-USA, November 2000 to May
2003; Executive Vice President, Chief Financial Officer
and Treasurer, John Hancock Advisers, L.L.C., Boston,
MA, November 1999 to November 2000; Senior Vice
President and Chief Financial Officer, John Hancock
Advisers, L.L.C., April 1997 to November 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                  Other Directorships Held by this Trustee
President, Bush International (international financial       Director of Brady Corporation
advisory firm)                                               (industrial identification and
                                                             specialty coated material products
                                                             manufacturer), Millennium Chemicals,
                                                             Inc. (commodity chemicals), Mortgage
                                                             Guaranty Insurance Corporation, and
                                                             R.J. Reynolds Tobacco Holdings, Inc.
                                                             (tobacco)
------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care               None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


Name, Age and Address           Positions Held With the Fund   Term of Office and Length of Service
Margaret B.W. Graham (56)       Trustee                        Since 1993.
1001 Sherbrooke Street West,                                   Serves until a successor trustee is
Montreal, Quebec, Canada                                       elected or earlier retirement or removal.
H3A 1G5
---------------------------------------------------------------------------------------------------------
Marguerite A. Piret (55)        Trustee                        Since 1994.
One Boston Place, 28th Floor,                                  Serves until a successor trustee is
Boston, MA 02108                                               elected or earlier retirement or removal.
---------------------------------------------------------------------------------------------------------
Stephen K. West (75)            Trustee                        Since 1994.
125 Broad Street,                                              Serves until a successor trustee is
New York, NY 10004                                             elected or earlier retirement or removal.

---------------------------------------------------------------------------------------------------------
John Winthrop (67)              Trustee                        Since 1994.
One North Adgers Wharf,                                        Serves until a successor trustee is
Charleston, SC 29401                                           elected or earlier retirement or removal.


--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                  Positions Held With the Fund    Term of Office and Length of Service
Dorothy E. Bourassa (56)      Secretary                       Since Nov. 2000.
                                                              Serves at the discretion of board.

---------------------------------------------------------------------------------------------------
Christopher J. Kelley (39)    Assistant Secretary             Serves at the discretion of board.

---------------------------------------------------------------------------------------------------
David C. Phelan (46)          Assistant Secretary             Serves at the discretion of board.

---------------------------------------------------------------------------------------------------
Vincent Nave (58)             Treasurer                       Since Nov. 2000.
                                                              Serves at the discretion of board.

---------------------------------------------------------------------------------------------------
Luis I. Presutti (38)         Assistant Treasurer             Since Nov. 2000.
                                                              Serves at the discretion of board.

---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Other Directorships Held by this
Principal Occupation During Past Five Years                        Trustee
Founding Director, The Winthrop Group, Inc. (consulting firm);     None
Professor of Management, Faculty of Management, McGill
University

------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &            None
Company, Inc. (investment banking firm)

------------------------------------------------------------------------------------------------------
Senior Counsel, Sullivan & Cromwell (law firm)                     Director, The Swiss Helvetia Fund,
                                                                   Inc. (closed-end investment
                                                                   company) and AMVESCAP PLC
                                                                   (investment managers)
------------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                               None
(private investment firm)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 Other Directorships Held by this
Principal Occupation During Past Five Years                      Officer
Secretary of PIM-USA; Senior Vice President-Legal of             None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Secretary of all of the
Pioneer Funds since September 2003 (Assistant
Secretary from November 2000 to September 2003);
and Senior Counsel, Assistant Vice President and Director of
Compliance of PIM-USA from April 1998 through
October 2000
--------------------------------------------------------------------------------------------------
Assistant Vice President and Senior Counsel of Pioneer since     None
July 2002; Vice President and Senior Counsel of BISYS Fund
Services, Inc. (April 2001 to June 2002); Senior Vice
President and Deputy General Counsel of Funds Distributor,
Inc. (July 2000 to April 2001; Vice President and Associate
General Counsel from July 1996 to July 2000); Assistant
Secretary of all of the Pioneer Funds since September 2003
--------------------------------------------------------------------------------------------------
Partner, Hale and Dorr LLP; Assistant Secretary of all of        None
Pioneer Funds since September 2003
--------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody       None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)
--------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration         None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                  Positions Held With the Fund   Term of Office and Length of Service
Gary Sullivan (45)            Assistant Treasurer            Since May 2002.
                                                             Serves at the discretion of board.

--------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (30)   Assistant Treasurer            Serves at the discretion of board.

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               Other Directorships Held by this
Principal Occupation During Past Five Years                    Officer
Fund Accounting Manager-Fund Accounting, Administration        None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------
Fund Administration Manager-Fund Accounting,                   None
Administration and Custody Services since June 2003;
Assistant Vice President-Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deutsche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact Mellon for assistance or information.

You can call Mellon Investor Services LLC for:

Account Information                                        1-800-288-9541

Telecommunications Device for the Deaf (TDD)               1-800-231-5469

Or write to Mellon Investor Services LLC:

For                                           Write to
General inquiries, lost dividend checks       P.O. Box 3315
                                              South Hackensack, NJ
                                              07606-1915

Change of address, account consolidation      P.O. Box 3316
                                              South Hackensack, NJ
                                              07606-1916

Lost stock certificates                       P.O. Box 3317
                                              South Hackensack, NJ
                                              07606-1917

Stock transfer                                P.O. Box 3312
                                              South Hackensack, NJ
                                              07606-1912

Dividend reinvestment plan (DRIP)             P.O. Box 3338
                                              South Hackensack, NJ
                                              07606-1938

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street                                                    14700-00-0204
Boston, Massachusetts 02109              (C)2004 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com            Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Pioneer Interest Shares
Fund, including fees associated with the annual filings of its Form N-1A, totaled approximately $14,900 in 2003 and approximately $17,700 in 2002.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2002 and 2003.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $3,600 and $2,700 for 2003 and 2002, respectively. Additionally, there were fees for tax compliance services in 2002 that totaled approximately $4,100 for the 2001 tax returns.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2002 and 2003.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

   N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Fund and affiliates as
previously defined, totaled approximately $26,900 	in 2003
and $6,800 in 2002. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Interest Shares


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 05, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 05, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date March 05, 2004

* Print the name and title of each signing officer under his or her signature.